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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 18, 2005

                             WESTERN SIERRA BANCORP
             (Exact Name of Registrant as Specified in its Charter)

         California                  000-25979               68-0390121
(State or Other Jurisdiction      Commission File         (I.R.S. Employer
     of Incorporation)                 Number            Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California            95682
      (Address of Principal Executive Offices)                (Zip Code)

                                 (530) 677-5600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On July 18, 2005, Western Sierra Bancorp issued a press release setting forth its second quarter 2005 earnings. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     WESTERN SIERRA BANCORP


Date: July 18, 2005                   By: /s/ Anthony J. Gould
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                                          Anthony J. Gould
                                          Chief Accounting and Financial Officer

                                  EXHIBIT INDEX

99.1    Press release, dated: July 18, 2005, issued by Western Sierra Bancorp